UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 17, 2012

THE GOLDFIELD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7525	88-0031580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1684 West Hibiscus Blvd. Melbourne, FL	32901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (321) 724-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Southeast Power $4.25 Million Loan Agreement

On September 17, 2012, The Goldfield Corporation (the “Company”), the Company’s wholly owned subsidiaries, Southeast Power Corporation (“Southeast Power”), Bayswater Development Corporation (“Bayswater”), and Pineapple House of Brevard, Inc. (“Pineapple House”), and Branch Banking and Trust Company (“BB&T”) entered into a $4,250,000 Loan Agreement (the “Southeast Power $4.25 Million Loan Agreement”) and related ancillary agreements, to provide financing for purchases of equipment and vehicles to be owned by Southeast Power. The Company, Pineapple House, and Bayswater agreed to guarantee Southeast Power’s obligations under any and all notes, draft, debts, obligations, and liabilities or agreements evidencing any such indebtedness, obligation, or liability including all renewals, extensions and modifications thereof. The Southeast Power $4.25 Million Loan Agreement will mature, and all amounts due to BB&T under the loan and the related Promissory Note will be due and payable in full on September 19, 2016. Accrued interest is payable monthly commencing on October 19, 2012 and continuing on the same day of each calendar period thereafter, until February 19, 2013. Subsequently, commencing March 19, 2013, payments of principal in the amount of $98,000 plus accrued interest will be made each month through and including August 19, 2016.

The obligations of Southeast Power pursuant to the Southeast Power $4.25 Million Loan Agreement and the Promissory Note are secured by the grant of a continuing security interest in all now owned and hereafter acquired and wherever located personal property as follows: (i) machinery and equipment, including all accessions thereto, all manufacturers’ warranties, parts and tools therefore; (ii) all vehicles owned by Southeast Power as more specifically described in the Security Agreement between Southeast Power and BB&T dated September 17, 2012; and (iii) all proceeds (cash and non-cash) and products of the foregoing.

The Southeast Power $4.25 Million Loan Agreement and the related Promissory Note include covenants and agreements that are customary for loan agreements and promissory notes of this type, including provisions which accelerate the repayment of outstanding amounts in the event of a material default under the Promissory Note.

The foregoing description of the Southeast Power $4.25 Million Loan Agreement does not purport to summarize all of the provisions of this document and is qualified in its entirety by reference to the Promissory Note, the Addendum to the Promissory Note, the Loan Agreement, the Security Agreement and the Guaranty, filed as Exhibit 10-1, Exhibit 10-2, Exhibit 10-3, Exhibit 10-4 and Exhibit 10-5, respectively, to this Current Report on Form 8-K, with each of the foregoing incorporated herein by reference.

Modification of Working Capital Loan Agreement

On September 17, 2012, the Company, Southeast Power, Bayswater, and Pineapple House, and BB&T, entered into an Addendum to the Loan Agreement to effect a modification to the loan agreement entered into by the parties on August 26, 2005 and either modified or renewed on March 14, 2006, August 26, 2006, September 27, 2007, November 25, 2008, December 29, 2009, February 22, 2011, January 4, 2012, April 17, 2012 and July 16, 2012 (the “Working Capital Loan Agreement”), which is due and payable in full on January 16, 2013. The Working Capital Loan Agreement provided the Company with a line of credit to be used for working capital, capital expenditures and general corporate purposes. The maximum principal amount of the Working Capital Loan Agreement is $5.0 million. Borrowings outstanding under the Working Capital Loan Agreement were $800,000 as of September 17, 2012.

Pursuant to the Addendum to the Loan Agreement, the Negative Covenant Section VI, Item 6.4 Leases, was modified and replaced to allow certain exceptions which would allow the Company to incur additional debt above the $500,000 debt limitation, with respect to lease agreements. All of the other terms of the Working Capital Loan Agreement and related ancillary agreements remain unchanged and are described in the Company’s Current Reports on Form 8-K filed on September 1, 2005, March 20, 2006, October 2, 2006, September 28, 2007, November 25, 2008, January 5, 2010, February 28, 2011, January 9, 2012, April 24, 2012 and July 20, 2012.

The foregoing description of the Addendum to the Loan Agreement does not purport to summarize all of the provisions of this document and is qualified in its entirety by reference to the Addendum to the Loan Agreement filed as Exhibit 10-6 to this Current Report on Form 8-K, and to the description of the Working Capital Loan Agreement in the Company’s Current Reports on Form 8-K filed on September 1, 2005, March 20, 2006, October 2, 2006, September 28, 2007, November 25, 2008, January 5, 2010, February 28, 2011, January 9, 2012, April 24, 2012 and July 20, 2012, and the related exhibits thereto, with each of the foregoing incorporated herein by reference.

Modification of Southeast Power $6.94 Million Loan Agreement

On September 17, 2012, Southeast Power, Pineapple House, and the Company, and BB&T entered into an Addendum to the Loan Agreement to effect a modification to the loan agreement entered into by the parties on February 22, 2011, and modified on April 17, 2012 and July 16, 2012, (the “Southeast Power $6.94 Million Loan Agreement”), which is due and payable in full on February 22, 2016. The maximum principal amount of the loan is $6.94 million. Borrowings outstanding under the Southeast Power $6.94 Million Loan Agreement were $5.3 million as of September 17, 2012.

Pursuant to the Addendum to the Loan Agreement, the Negative Covenant Section 6, Item 6.05 Leases, was modified and replaced to allow certain exceptions which would allow the Company to incur additional debt above the $500,000 debt limitation, with respect to lease agreements. All of the other terms of the Southeast Power $6.94 Million Loan Agreement and related ancillary agreements remain unchanged and are described in the Company’s Current Reports on Form 8-K filed on February 28, 2011, April 24, 2012 and July 20, 2012.

The foregoing description of the Addendum to the Loan Agreement does not purport to summarize all of the provisions of this document and is qualified in its entirety by reference to the Addendum to the Loan Agreement filed as Exhibit 10-7 to this Current Report on Form 8-K, and to the description of the Southeast Power $6.94 Million Loan Agreement in the Company’s Current Reports on Form 8-K filed on February 28, 2011, April 24, 2012 and July 20, 2012, and the related exhibits thereto, with each of the foregoing incorporated herein by reference.

Modification of Southeast Power $1.5 Million Loan Agreement

On September 17, 2012, Southeast Power, Bayswater, Pineapple House, and the Company, and BB&T entered into an Addendum to the Loan Agreement to effect a modification to the loan agreement entered into by the parties on April 17, 2012, and modified on July 16, 2012, (the “Southeast Power $1.5 Million Loan Agreement”), which is due and payable in full on October 17, 2016. The maximum principal amount of the loan is $1.5 million. Borrowings outstanding under the Southeast Power $1.5 Million Loan Agreement were $1.5 million as of September 17, 2012.

Pursuant to the Addendum to the Loan Agreement, the Negative Covenant Section VI, Item 6.4 Leases, was modified and replaced to allow certain exceptions which would allow the Company to incur additional debt above the $500,000 debt limitation, with respect to lease agreements. All of the other terms of the Southeast Power $1.5 Million Loan Agreement and related ancillary agreements remain unchanged and are described in the Company’s Current Report on Form 8-K filed on April 24, 2012 and July 20, 2012.

The foregoing description of the Addendum to the Loan Agreement does not purport to summarize all of the provisions of this document and is qualified in its entirety by reference to the Addendum to the Loan Agreement filed as Exhibit 10-8 to this Current Report on Form 8-K, and to the description of the Southeast Power $1.5 Million Loan Agreement in the Company’s Current Report on Form 8-K filed on April 24, 2012, and July 20, 2012 and the related exhibits thereto, with each of the foregoing incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth, and the exhibits identified, in Item 1.01 are incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description of Exhibit

10-1	Promissory Note dated September 17, 2012

10-2	Addendum to Promissory Note dated September 17, 2012

10-3	Loan Agreement dated September 17, 2012

10-4	Security Agreement dated September 17, 2012

10-5	Guaranty Agreement dated September 17, 2012

10-6	Addendum to the Loan Agreement dated September 17, 2012 relating to $5.0 Million Working Capital Loan Agreement

10-7	Addendum to the Loan Agreement dated September 17, 2012 relating to Southeast Power $6.94 Million Loan Agreement

10-8	Addendum to the Loan Agreement dated September 17, 2012 relating to Southeast Power $1.5 Million Loan Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: September 21, 2012

THE GOLDFIELD CORPORATION

By:	/S/ STEPHEN R. WHERRY
Stephen R. Wherry
Senior Vice President, Chief Financial Officer (Principal Financial and Accounting Officer), Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit	Description of Exhibit

10-1	Promissory Note dated September 17, 2012

10-2	Addendum to Promissory Note dated September 17, 2012

10-3	Loan Agreement dated September 17, 2012

10-4	Security Agreement dated September 17, 2012

10-5	Guaranty Agreement dated September 17, 2012

10-6	Addendum to the Loan Agreement dated September 17, 2012 relating to $5.0 Million Working Capital Loan Agreement

10-7	Addendum to the Loan Agreement dated September 17, 2012 relating to Southeast Power $6.94 Million Loan Agreement

10-8	Addendum to the Loan Agreement dated September 17, 2012 relating to Southeast Power $1.5 Million Loan Agreement